                                                               ARTHUR ANDERSEN




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-10105 for American Maturity Life Insurance Company Separate Account AMLVA on Form N-4.

                                                        /s/ Arthur Andersen LLP
Hartford, Connecticut
April 11, 2001